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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2000
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                        DALLAS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                        1-10464                75-1935715
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

4401 South Beltwood Parkway, Dallas, Texas                   75244
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (972) 371-4000
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                                (Not Applicable)
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         (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

         Ernst & Young LLP audited the Registrant's consolidated financial statements for the 1998 and 1999 fiscal years.

         At a meeting held on March 22, 2000, the Audit Committee of the Board of Directors of the Registrant determined not to renew the engagement of Ernst & Young LLP to audit the consolidated financial statements of the Registrant for the 2000 fiscal year and selected KPMG, LLP to audit the Registrant's consolidated financial statements for the 2000 fiscal year. KPMG, LLP has accepted the engagement. This change in accountants may be construed as "dismissal" of Ernst & Young LLP within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission.

         The reports of Ernst & Young LLP on the financial statements of the Registrant for the past two fiscal years ended January 2, 2000, and January 3, 1999, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's two most recent fiscal years ended January 2, 2000 and January 3, 1999, and the subsequent interim period ended March 22, 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in its reports.

         None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred.

         Other than the engagement of KPMG, LLP to audit the Registrant's consolidated financial statements for the 2000 fiscal year reported in paragraph two above, none of the reportable events listed in Item 304(a)(2) of Regulation S-K occurred.

         Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-K, the Registrant has provided Ernst & Young LLP with a copy of this Form 8-K/A and has requested Ernst & Young LLP to furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which Ernst & Young LLP does not agree with such statements. Ernst & Young LLP's response letter, dated April 5, 2000 is filed as Exhibit 16 to this Form 8-K/A.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DALLAS SEMICONDUCTOR CORPORATION


Date: April 4, 2000                             By:  /s/ Jos. R. Monroe
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                                                Joseph R. Monroe
                                                Controller